Acquisition	9 Months Ended
Mar. 31, 2012
Acquisition
Acquisition

3. Acquisition

        In April 2010, we acquired interest in an Australian reseller, Cogent Online PTY Ltd ("Cogent") to assist us with our sales efforts and global expansion in Australia. During June 2011, we acquired other shareholders' interest in Cogent for a total cash consideration of approximately $0.4 million and increased our ownership from 33.3 percent to 80 percent. Cogent is a privately held company, with our headquarters in Ultimo, Australia. Cogent was a marketing representative and reseller for us. We accounted for the initial investment with the equity method of accounting and changed to the consolidated method of accounting with the additional shares purchased. Additionally,we recorded a non-controlling interest in the consolidated statement of operations for the non-controlling investors' interests in the net assets and operations of Cogent. Non-controlling interest of $0.2 million and $0.2 million as of June 30, 2011 and March 31, 2012, respectively, is reflected in stockholders' equity. Additionally, we recorded goodwill of $0.1 million, intangibles of $0.9 million and net liabilities of $0.1 million associated with this transaction. Furthermore, we recorded a gain on the initial investment of $0.2 million and is reflected in other income in the Consolidated Statements of Operations. We incurred related expenses associated with this acquisition of $0.1 million. Subsequent to the acquisition, Cogent was renamed to Lyris APAC PTY Ltd.